SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


FILED BY THE REGISTRANT                              /X/
FILED BY A PARTY OTHER THAN THE REGISTRANT           / /


Check the appropriate box:

/X/      Preliminary Proxy Statement          / /  Confidential, For Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))

/ /      Definitive Proxy Statement

/ /      Definitive Additional Materials

/ /      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                  DYNAGEN, INC.
                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
                   (Name of Person(s) Filing Proxy Statement)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)   Title of each class of securities to which transaction applies:_____

       2)   Aggregate number of securities to which transaction applies:_____

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____

       4)   Proposed maximum aggregate value of transaction:_____

       5)   Total fee paid:_____

/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:_____

       2)   Form, Schedule or Registration Statement No.:_____

       3)   Filing Party:_____

       4)   Date Filed: _____

                                     [LOGO]


================================================================================



                                  DYNAGEN, INC.


                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

                           to be held on May 31, 2000

                                       and

                                 PROXY STATEMENT




================================================================================


                                    IMPORTANT
                      PLEASE MARK, SIGN AND DATE YOUR PROXY
                AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                                  DYNAGEN, INC.
                         1000 WINTER STREET, SUITE 2700
                                WALTHAM, MA 02451







                                                              April 29, 2000




Dear Stockholder:

         You are cordially invited to attend the 2000 annual meeting of stockholders of DynaGen, Inc. The meeting will be held at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, 16th Floor, Boston, MA 02109, on Wednesday, May 31, 2000, beginning at 10:00 A.M. local time.

         As a stockholder, your vote is important. We encourage you to execute and return your proxy promptly whether you plan to attend the meeting or not so that we may have as many shares as possible represented at the meeting. Returning your completed proxy will not prevent you from voting in person at the meeting prior to the proxy's exercise if you wish to do so. If you do wish to attend the meeting in person, we ask that you notify DynaGen at (781) 890-0021 so that appropriate arrangements can be made to accommodate all stockholders wishing to attend.

         Thank you for your cooperation, continued support and interest in DynaGen, Inc.

                                                     Sincerely,



                                                     C. Robert Cusick
                                                     PRESIDENT

                                  DYNAGEN, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 31, 2000

         DynaGen hereby gives notice that it will hold its annual meeting of stockholders at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, 16th Floor, Boston, MA 02109, on Wednesday, May 31, 2000, beginning at 10:00 A.M. local time, for the following purposes:

         1. To elect a board of directors for the ensuing year. The nominees the board proposes to present for election are: C. Robert Cusick, James Klint, F. Howard Schneider, Harry Silverman and
               Dhananjay G. Wadekar.

         2. To consider and act upon a proposal to approve an amendment to DynaGen's certificate of incorporation to increase the number of authorized shares of common stock from 75,000,000 to 125,000,000 shares.

         3. To consider and act upon a proposal to approve an amendment to DynaGen's certificate of incorporation to change the company's name to Able Laboratories, Inc.

         4. To transact such further business as may properly come before the annual meeting or any adjournment thereof.

         The board of directors has fixed the close of business on April 13, 2000 as the record date for the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

                                            By Order of the Board of Directors,

                                            Dhananjay G. Wadekar
                                            SECRETARY
Boston, Massachusetts
April 29, 2000

                             YOUR VOTE IS IMPORTANT
              PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR
                   NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                  DYNAGEN, INC.
                         1000 WINTER STREET, SUITE 2700
                                WALTHAM, MA 02451

                              --------------------


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                              --------------------

                                  MAY 31, 2000

         This proxy statement and the enclosed form of proxy relates to the annual meeting of stockholders of DynaGen, Inc. The annual meeting will take place as follows:

         DATE:             Wednesday, May 31, 2000
         TIME:             10 a.m.
         PLACE             Foley, Hoag & Eliot LLP
                           One Post Office Square, 16th Floor
                           Boston, Massachusetts 02109

         We are soliciting proxies for the annual meeting and adjournments of the annual meeting. When proxies are returned properly executed, the person named in the proxies will vote the shares represented in accordance with the stockholders' directions. We encourage stockholders to vote on each matter to be considered. However, if a stockholder does not specify a vote on any proposal, the shares covered by his or her proxy will be voted on that proposal as management recommends.

         We are mailing our Annual Report, containing financial statements and management's discussion and analysis of financial condition and results of operations for the fiscal year ended December 31, 1999, together with this Proxy Statement to all stockholders entitled to vote. We are mailing this proxy statement and the enclosed form of proxy to stockholders on or about April 29, 2000.

PURPOSE OF THE ANNUAL MEETING

         At the annual meeting, we will submit three proposals to the stockholders:

PROPOSAL ONE:    To elect five directors;
PROPOSAL TWO:    To approve an amendment to the certificate of incorporation to increase the authorized number of shares of common stock; and
PROPOSAL THREE:  To approve an amendment to the certificate of incorporation to change the company's name to Able Laboratories, Inc.

         The shares will be voted FOR the three proposals if no specification is made.

RECORD DATE

         We have set April 13, 2000 as the record date for the annual meeting. Only stockholders of record as of April 13, 2000 will be entitled to notice of and to vote at the annual meeting and any adjournments thereof. As of that date, 68,526,895 shares of common stock were issued and outstanding and entitled to one vote. Also, as of that date we had issued and outstanding: (i) 1,500 shares of Series B Convertible Preferred Stock, entitled to an aggregate of 223,214 votes, (ii) 10,500 shares of Series E Convertible Preferred Stock, entitled to an aggregate of 1,250,000 votes, (iii) 1,500 shares of Series F Convertible Preferred Stock, entitled to an aggregate of 178,571 votes, (iv) 650 shares of Series H Convertible Preferred Stock, not entitled to vote, (v) 401 shares of Series I Convertible Preferred Stock, entitled to an aggregate of 597,327 votes,
(vi) 5,133 shares of Series J Convertible Preferred Stock, entitled to an aggregate of 488,870 votes, (vii) 11,500 shares of Series K Convertible Preferred Stock, entitled to an aggregate of 1,761,905 votes, and (viii) 10,000 shares of Series L Convertible Preferred Stock, entitled to an aggregate of 1,190,476 votes. The holders of common stock are entitled to one vote per share on any proposal presented at the meeting. The holders of preferred stock with voting rights are entitled to vote together with the holders of common stock and are entitled to the number of votes equal to the number of shares of common stock into which the shares of preferred stock could be converted. Together the shares of common stock and preferred stock, entitled to vote, shall be considered voting capital stock. We have no other voting securities. A total of 74,217,258 votes are eligible to be cast at the meeting.

QUORUM

         Our by-laws provide that a quorum at the annual meeting will be at least a majority of the outstanding shares entitled to vote at the meeting. We will treat shares of voting capital stock represented by a properly signed and returned proxy as present at the meeting for purposes of determining the existence of a quorum at the meeting. We will count abstentions and broker non-votes as present or represented for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner with respect to that proposal.

TABULATION OF VOTES

         A plurality of the votes properly cast at the annual meeting will elect each director. Abstentions and votes withheld for any nominee, including broker non-votes, will not be included in calculating the number of votes cast and accordingly will not affect the outcome of the vote.

         The amendments to the certificate of incorporation will require the affirmative vote of a majority of the issued and outstanding shares of voting capital stock. Abstentions and broker non-votes will count as votes cast against each proposal.

         Our transfer agent will tabulate the votes through an automated system.

         We do not intend to submit any other proposals to the stockholders at the annual meeting. The board of directors was not aware, a reasonable time before mailing this proxy statement to stockholders, of any other business that may properly be presented for action at the annual meeting. If any other business should properly come before the annual meeting, shares represented by all proxies received by us will be voted with respect thereto in accordance with the best judgment of the persons named as attorneys in the proxies.

REVOCATION OF PROXY

         Stockholders may vote in person or by proxy. A stockholder's execution of a proxy will not in any way affect his right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it at any time before it is exercised. A stockholder may revoke a proxy by (1) filing with DynaGen's Secretary, before the taking of the vote at the meeting, a written notice of revocation bearing a later date than the proxy, (2) duly executing a later-dated proxy relating to the same shares and delivering it to DynaGen's Secretary before the taking of the vote at the meeting, or (3) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to DynaGen, Inc., 1000 Winter Street, Suite 2700, Waltham, MA 02451, Attention: Secretary, at or before the taking of the vote at the meeting.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                       PROPOSAL ONE: ELECTION OF DIRECTORS

       Our board of directors currently consists of five directors. The board of directors has nominated the following five individuals to serve as directors for the upcoming year.


NAME                         AGE             POSITION WITH DYNAGEN

C. Robert Cusick             53        Chairman of the Board of Directors,
                                       President and Chief Executive Officer

Dhananjay G. Wadekar         46        Director, Executive Vice President,
                                       Treasurer and Secretary

James B. Klint               57        Director

F. Howard Schneider          61        Director

Harry Silverman              41        Director


       C. ROBERT CUSICK. Mr. Cusick has served as the chairman of the Board of Directors, President and Chief Executive Officer since May 1998. Mr. Cusick was the Chief Executive Officer, President and Director of International Murex Technologies Corporation from December 1, 1996 until April 1998, when International Murex was acquired by Abbott Laboratories. Mr. Cusick is a certified public accountant and has served in various executive positions in manufacturing, banking and real estate.

       DHANANJAY G. WADEKAR. Mr. Wadekar has served as a director since inception, as Executive Vice President since November 1991 and as Treasurer since 1999. Mr. Wadekar earned an M.S. degree from the Massachusetts Institute of Technology and an MBA from Colorado State University.

       JAMES B. KLINT, M.D. Dr. Klint joined DynaGen as a director in April 2000. Dr. Klint is a clinical professor of Medicine (Hematology) at the Stanford University School of Medicine, and has been the team physician for the San Francisco Forty Niners for the past twenty years. In addition, Dr. Klint has served as the team physician for Stanford University and as a medical consultant for the San Jose Sharks, a professional hockey team. Dr. Klint has also held positions at the Palo Alto Medical Foundation's Department of Sports Medicine and Internal Medicine.

       F. HOWARD SCHNEIDER. Dr. Schneider has served as a director since September 1989. He was also Senior Vice President of Technology from June 1991 until November 1997. Dr. Schneider was previously a partner and Senior Vice President of Bogart Delafield Ferrier. Dr. Schneider participated in the management buyout of Bogart Delafield Ferrier from its parent corporation, McCann Healthcare Group, a subsidiary of Inter Public Group.

       HARRY SILVERMAN. Mr. Silverman joined DynaGen as a director in April 2000. Mr. Silverman is the Executive Vice President, Chief Financial Officer and Treasurer of Domino's Pizza. Mr. Silverman joined Domino's Pizza in 1985 as a regional Controller. In 1988 he was named National Operations Controller, and in 1990 he was named Chief Financial Officer and Vice President of Finance.

       If the stockholders elect these individuals as directors, each of them will hold office until the next annual meeting of stockholders, and until his successor is elected and qualified. Each of the nominees has agreed to serve, if elected, and we have no reason to believe that any nominee will be unable to serve. In the event that one or more nominees is unable or declines to serve as a director at the time of the annual meeting, then proxies will be voted for such other nominee as may be designated by the board of directors.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

       During the fiscal year ended December 31, 1999, the board of directors met four times and acted by unanimous written consent 19 times. Each incumbent director who served during the fiscal year ended December 31, 1999 attended at least 75% of the meetings of the board held during the period in which he served.

       The board of directors currently has two standing committees. The board of directors has an audit committee responsible for overseeing all of DynaGen's financial functions, including matters relating to the appointment and activities of our auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies. The audit committee did not meet formally during the fiscal year ended December 31, 1999. We intend to resume regular meetings of the audit committee during fiscal 2000. We have appointed Mr. Silverman as a member of the audit committee to serve with Dr. Schneider.

       The board of directors has an executive compensation committee responsible for reviewing and setting the cash and non-cash compensation for Messrs. Cusick and Wadekar and providing guidance to the board of directors on the cash and non-cash compensation payable to DynaGen's other officers and employees. The executive compensation committee did not meet formally during the fiscal year ended December 31, 1999, but its members acted together with the other directors to review and act upon compensation matters. We intend to resume regular meetings of the executive compensation committee during fiscal 2000. We have appointed Mr. Klint as a member of the executive compensation committee to serve with Dr. Schneider.

DIRECTOR COMPENSATION

       Directors are not compensated for attending meetings of the board of directors. All directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings and other services as directors. Directors are entitled to receive, and receive from time to time, stock options, under our option plans or otherwise.

       On February 4, 1999 the board of directors granted Mr. Cusick two non-qualified stock options. The first option was to purchase up to 300,000 shares of common stock, in place of the consulting fees accrued by Mr. Cusick in 1998 under his consulting agreement, and the second option was to purchase up to 600,000 shares of common stock, in place of the consulting fees accruing under the agreement in 1999.

       Also on February 4, 1999, the board granted Mr. Wadekar a stock option to purchase up to 400,000 shares of common stock. We also granted Steven Georgiev, a former director, an option to purchase 200,000 shares to vest in equal installments during 1999, to cover consulting fees to accrue during 1999 under a consulting agreement between DynaGen and Mr. Georgiev. The option grants of February 4, 1999 were ratified by unanimous written consent of the entire board of directors.

       In February 1999, the board also granted a non-qualified stock option to purchase 4,100,000 shares to Mr. Cusick, a non-qualified stock option to purchase 4,600,000 shares to Mr. Wadekar and a non-qualified stock option to purchase 450,000 shares to Mr. Schneider. All options were granted at a purchase price of $.25 per share. The options vested in three equal installments in September 1999, January 2000 and April 2000. We also granted Mr. Georgiev an option to purchase 450,000 shares at an exercise price of $.25, which vested on the same terms as the options granted to the other directors.

       Our by-laws provide for the annual election of the board of directors. All directors are elected to hold office until the next annual meeting, and until their successors have been duly elected and qualified.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MESSRS. CUSICK, KLINT, SCHNEIDER, SILVERMAN AND WADEKAR.

                      PROPOSAL TWO: AMENDMENT TO DYNAGEN'S
                    CERTIFICATE OF INCORPORATION TO INCREASE
                 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

       The board of directors has voted to recommend to the stockholders that we amend our certificate of incorporation to increase the number of authorized shares of common stock from 75,000,000 to 125,000,000 shares. Shares of common stock, including the additional shares proposed for authorization, do not have preemptive or similar rights.

       As of April 13, 2000, there were 68,526,895 shares of common stock issued and outstanding, 49,684 shares of preferred stock issued and outstanding. Also, we were obligated to issue 34,693,990 additional shares of common stock pursuant to outstanding warrants, convertible securities, convertible debt and options. Therefore, we currently do not have a sufficient number of shares of common stock to satisfy all of our obligations. If the stockholders approve the additional shares of common stock, we will have the authority to issue 21,779,115 additional shares of common stock without further stockholder approval.

       Because several of our convertible securities have exercise or conversion prices that rise and fall depending on the trading price of our common stock, the number of shares that we are obligated to issue varies from time to time and can fluctuate widely. Even if the stockholders approve the proposed increase, a significant decrease in the price of our common stock could leave us with an insufficient number of authorized shares of common stock to fulfill all of our obligations.

       The board of directors also believes that the authorized number of shares of common stock should be increased to provide sufficient shares for such corporate purposes as the board of directors may determine to be necessary or desirable. These purposes may include, without limitation, issuing shares of common stock in connection with research and development relationships and strategic alliances or other corporate partnering programs and issuing shares of common stock to raise additional working capital for ongoing operations or planned research projects. In addition, we intend to issue additional shares of common stock to attract and retain valuable employees by the issuance of stock options, including additional shares reserved for future option grants under our existing stock plans.

       Under the Delaware General Corporation Law, the board of directors generally may issue authorized but unissued shares of common stock without further stockholder approval. The board of directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of common stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which our securities may then be listed, or our charter or by-laws then in effect. Frequently, opportunities arise that require prompt action, and we believe that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of DynaGen and our stockholders.

       The additional shares of common stock authorized for issuance pursuant to this proposal will have all of the rights and privileges which the presently outstanding shares of common stock possess under our certificate of incorporation. The increase in authorized shares would not affect the terms or rights of holders of existing shares of common stock. All outstanding shares of common stock would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors.

       If we issue additional shares of common stock, then, depending on the circumstances under which those shares are issued, the action may reduce stockholder's equity per share and may reduce the percentage ownership of common stock of existing stockholders. We, however, will receive consideration for any additional shares of common stock issued (except for shares issued in conversion of convertible securities), thereby reducing or eliminating the economic effect to each stockholder of such dilution.

       The proposal to amend the certificate of incorporation requires the affirmative vote of a majority of the issued and outstanding shares of common stock and preferred stock, voting together, entitled to vote at the annual meeting.

       THE BOARD OF DIRECTORS BELIEVES THE ADOPTION OF THE PROPOSED AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENT.

     PROPOSAL THREE: AMENDMENT TO DYNAGEN'S CERTIFICATE OF INCORPORATION TO
                CHANGE DYNAGEN'S NAME TO ABLE LABORATORIES, INC.

       The board of directors has voted to recommend to the stockholders that we amend our certificate of incorporation to change the company's name to Able Laboratories, Inc., at such time as the board of directors may elect to do so.

       Over time our core business has evolved from a biotechnology to a pharmaceuticals focus. We do not have any current biotechnology operations, and all of the products that we make are sold under the Able Laboratories label. We believe that the Able Laboratories label is better known and that changing our company name to Able Laboratories, Inc. would help our business.

       The proposal to amend the certificate of incorporation requires the affirmative vote of a majority of the issued and outstanding shares of common stock and preferred stock, voting together, entitled to vote at the annual meeting.

       THE BOARD OF DIRECTORS BELIEVES THE ADOPTION OF THE PROPOSED AMENDMENT IS ADVISABLE AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENT.

                               EXECUTIVE OFFICERS

       Our executive officers and their ages and positions, are as follows:

         Name             Age       Position
         ----             ---       --------
C. Robert Cusick          53        Chairman of the Board, President and Chief
                                    Executive Officer
Dhananjay G. Wadekar      46        Director,  Executive Vice President,
                                    Treasurer and Secretary

       Executive officers are elected by the board of directors and serve at the discretion of the board or until their respective successors have been duly elected and qualified. There are no family relationships among our executive officers and directors.

EXECUTIVE OFFICER COMPENSATION

       The following table sets forth certain information concerning the compensation for services rendered in all capacities to DynaGen for the fiscal years ended December 31, 1999, 1998 and 1997 of our Chief Executive Officer and the other officers whose salary and bonus for 1999 exceeded $100,000 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                              ANNUAL              LONG-TERM COMPENSATION AWARDS
                                                         COMPENSATION (1)
NAME AND PRINCIPAL POSITION                   FISCAL          SALARY           SECURITIES           ALL OTHER
                                               YEAR                            UNDERLYING        COMPENSATION (3)
                                                                                OPTIONS
C. Robert Cusick........................       1999           (4)               5,000,000                __
    President, Chief Executive Officer,        1998           (4)               2,000,000(2)
    and Chairman of the Board                  1997           ---                  ---

Dhananjay G. Wadekar....................       1999         $ 145,000           5,000,000              $ 210
    Director, Executive Vice                   1998         $ 145,000             700,000(2)(5)        $ 304
    President and Treasurer                    1997         $ 124,300              ---                 $ 304

(1) Other than as described in this table or the footnotes to this table, we did not pay any executive officer any compensation, including incidental personal benefits, in excess of 10% of such executive officer's salary.

(2) Excludes options granted in fiscal 1998 that were later canceled in connection with the November 1998 option repricing.

(3) Amount represents dollar value of group-term life insurance premiums we paid for the benefit of the executive officer.

(4) Mr. Cusick joined us in 1998 and serves as our President and Chief Executive Officer without receiving a cash salary. We entered into a consulting agreement with Mr. Cusick on May 8, 1998, pursuant to which we agreed to pay him $75,000 per year in consulting fees. In February 1999, the board of directors increased the annual consulting fee under the agreement to $148,000 payable solely in options to purchase common stock. We did not pay any cash compensation to Mr. Cusick under the consulting agreement in 1998 or 1999. In February 1999, the board of directors voted to grant Mr. Cusick two non-qualified stock options. The first option was to purchase up to 300,000 shares of common stock, in place of the consulting fees accrued by Mr. Cusick in 1998, and the second option was to purchase up to 600,000 shares of common stock, in place of the consulting fees accrued by Mr. Cusick in 1999.

(5) Does not include an option which the board of directors granted in April 1998 to Mr. Wadekar to purchase up to 1,300,000 shares of common stock subject to stockholder approval. The option was not submitted to the stockholders for approval.

OPTION GRANTS IN FISCAL 1999

       The following table sets forth each grant of stock options made during the year ended December 31, 1999 to each of the named executive officers. No stock appreciation rights were granted during fiscal 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                NUMBER OF         PERCENT OF
                               SECURITIES       TOTAL OPTIONS     EXERCISE PRICE   MARKET PRICE
                               UNDERLYING         GRANTED TO           PER          ON DATE OF
                                 OPTIONS         EMPLOYEES IN         SHARE       GRANT ($/SHARE)     EXPIRATION
           NAME                GRANTED (#)       FISCAL YEAR                                             DATE
C. Robert Cusick..........      900,000(1)           6.0%             $0.01            0.24              2/04
                              4,100,000(2)          27.0%             $0.25            0.24              2/04
Dhananjay G. Wadekar......      400,000(3)           3.0%             $0.01            0.24              2/04
                              4,600,000(2)          30.0%             $0.25            0.24              2/04

(1) Immediately exercisable for 300,000 options and vesting as to the remaining 600,000 shares in equal monthly installments through December 1999.

(2) Vested in three equal installments on September 1, 1999, January 1, 2000 and April 1, 2000.

(3) Immediately exercisable for 100,000 options and vesting as to the remaining 300,000 shares in equal monthly installments through December 1999.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table sets forth certain information regarding exercisable and unexercisable stock options held as of December 31, 1999 by each of the named executive officers. The value of unexercised in-the-money options has been calculated by determining the difference between the exercise price per share payable upon exercise of such options and the last sale price of the common stock on December 31, 1999, as reported on the OTC Bulletin Board ($0.34 per share). No stock options were exercised by named executive officers during 1999.

                          FISCAL YEAR-END OPTION VALUES

                                              NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                                         OPTIONS AT FISCAL YEAR-END (#)        AT FISCAL YEAR-END ($)

      NAME                                EXERCISABLE     UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
      C. Robert Cusick..........           4,266,667        2,733,334       $ 680,710         $ 246,000
      Dhananjay G. Wadekar (1)..           2,633,334        3,066,668       $ 341,300         $ 276,000

(1) Does not include an option which the board of directors granted in April 1998 to Mr. Wadekar to purchase up to 1,300,000 shares of common stock subject to stockholder approval. The option was not submitted to the stockholders for approval.

STOCK OPTION PLANS

       During 1999, we maintained three employee stock plans: the 1998 Stock Option Plan, the 1991 Stock Plan and the 1989 Stock Option Plan. During 1999, each plan was administered by the executive compensation committee along with the board of directors.

       The 1998 Stock Option Plan provides for the issuance of options to employees, officers, directors and consultants, and reserves up to 2,500,000 shares of common stock for issuance under the plan. As of December 31, 1999, options to purchase a total of 1,370,000 shares of common stock were outstanding under the 1998 Stock Option Plan, all of which were then exercisable, and 1,105,000 shares of common stock were reserved for future grant.

       The 1991 Stock Plan provides for the issuance of options, stock awards and purchase rights to employees, officers, directors and consultants, and reserves up to 260,000 shares of common stock for issuance under the plan. As of December 31, 1999, options to purchase a total of 21,300 shares of common stock were outstanding under the 1991 Stock Plan, all of which were then exercisable, and 168,530 shares of common stock were reserved for future option grants.

       The 1989 Stock Option Plan provides for the grant of incentive stock options, non-qualified options, awards and authorizations to purchase up to 60,000 shares of common stock. As of December 31, 1999, options to purchase a total of 6,200 shares of common stock were outstanding under the 1989 plan, all of which were currently exercisable. As of December 31, 1999, 14,600 shares were reserved for future option grants.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The board of directors and executive compensation committee were responsible for determining the compensation of executive officers of DynaGen during 1999. None of the officers or directors was present during discussion of, and abstained from voting with respect to, his own compensation as an executive officer of DynaGen.

REPORT OF THE AUDIT COMMITTEE

       The audit committee, consisting of Dr. Schneider and Steven Georgiev, reviewed and discussed the audited financial statements for the year ended December 31, 1999 with management. The audit committee has not discussed with our independent auditors any matters required to be discussed by SAS 61 as currently in effect, and has not received the written disclosures and the letter from our independent accountants as required by Independence Board Standard No. 1 or discussed with the independent accountants their independence. The audit committee did not formally recommend to the board of directors that the audited financial statements be included in DynaGen's 1999 annual report. The audit committee does not have a written charter.

       Our audit committee did not meet during fiscal 1999, but intends to resume regular meetings in 2000. We believe the addition of Mr. Silverman and Mr. Klint to the board of directors as outside directors, and the addition of Mr. Silverman on the audit committee will increase the regularity of the meetings of the audit committee.

                                                         Harry Silverman
                                                         Dr. F. Howard Schneider

EMPLOYMENT AND CONSULTING AGREEMENTS

       We have entered into an employment agreement with Mr. Wadekar, our Executive Vice President. For 1999, the board of directors set Mr. Wadekar's annual base salary at $145,000.

       Mr. Wadekar's employment agreement provides that (i) during his period of employment with DynaGen and for a period of one year thereafter, he will not engage in any business activity engaged in or under development by DynaGen and
(ii) for a period of three years following his respective period of employment, he will not engage in any activities for any direct competitor similar or related to those activities engaged in during the preceding two years of employment with DynaGen. In the event we terminate Mr. Wadekar's employment without cause, we will be obligated to pay to him an amount equal to three months' base salary. In February 1999, the board of directors voted to increase Mr. Wadekar's salary in the form of stock options. The board of directors voted to grant Mr. Wadekar a five-year option to purchase up to 400,000 shares of common stock at an exercise price of $0.01 per share. This option was granted in March 1999. One-quarter of the shares were immediately exercisable and the remaining shares vested in equal monthly installments on the last day of each month during calendar year 1999. In February 1999, the board of directors granted Mr. Wadekar a non-qualified stock option to purchase up to 4,600,000 shares of common stock at an exercise price of $.25 per share. This option vested in three equal installments on each of September 1999, January 2000 and April 2000.

       We entered into a consulting agreement with Mr. Cusick in 1998, in connection with his joining DynaGen as Chairman of the Board. In November 1998, Mr. Cusick became President and Chief Executive Officer of DynaGen. The consulting agreement provides that DynaGen will pay Mr. Cusick $75,000 per year in consulting fees. In February 1999, the board of directors increased the annual consulting fee under the agreement to $148,000 payable solely in options to purchase common stock. We did not pay any cash compensation to Mr. Cusick under the consulting agreement in 1998 or 1999. In February 1999, the board of directors voted to grant Mr. Cusick two non-qualified stock options. The first option was to purchase up to 300,000 shares of common stock, in place of the consulting fees accrued by Mr. Cusick in 1998. This option was immediately exercisable. The second option was to purchase up to 600,000 shares of common stock, in place of the consulting fees accrued by Mr. Cusick in 1999. This option vested in equal monthly installments during calendar year 1999. In February 1999, the board of directors granted Mr. Cusick a non-qualified stock option to purchase up to 4,100,000 shares of common stock at an exercise price of $.25 per share. This option vested in three equal installments on each of September 1999, January 2000 and April 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information regarding the beneficial ownership of the DynaGen's voting securities as of April 5, 2000, by
(i) each person or entity known to us to own beneficially five percent or more of any series of preferred stock and common stock, (ii) each of our directors,
(iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, each beneficial owner has sole voting and investment power with respect to the shares shown.

COMMON STOCK:
------------

                                                                   NUMBER OF SHARES                PERCENT
                                                                     BENEFICIALLY             OF COMMON STOCK
            NAME AND ADDRESS OF BENEFICIAL OWNER (1)                   OWNED (2)                 OUTSTANDING
            ----------------------------------------                   ---------                 -----------
C. Robert Cusick ........................................                  7,520,000 (3)            9.9%
Dhananjay G. Wadekar ....................................                  5,700,000 (4)            7.7%
F. Howard Schneider .....................................                    708,000 (5)              1%
Harry Silverman .........................................                    807,092 (6)            1.2%
James Klint .............................................                    153,061 (7)             *

All directors and executive officers as a group
   (5 persons)...........................................                 14,888,153 (8)           19.3%

----------------------
*      Represents beneficial ownership of less than 1.0%.

(1) Each stockholder's address is c/o DynaGen, Inc., 1000 Winter Street, Suite 2700, Waltham, MA 02451.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated, each person possesses sole voting and investment power with respect to all of the shares of common stock owned by such person, subject to community property laws where applicable. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable, or become exercisable by June 4, 2000 (60 days after April 5, 2000), are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership is based on 68,526,895 shares of common stock outstanding on April 5, 2000, plus securities deemed to be outstanding with respect to individual stockholders pursuant to Rule 13d-3(d)(1) under the Exchange Act. The information as to each person has been furnished by such person.

(3) Includes 7,000,000 shares of common stock subject to options exercisable by June 4, 2000.

(4) Includes 5,700,000 shares of common stock subject to options exercisable by June 4, 2000.

(5) Includes 700,000 shares of common stock subject to options exercisable by June 4, 2000.

(6) Includes 25,000 shares of common stock subject to a warrant exercisable by June 4, 2000; and includes 229,592 shares of common stock issuable at DynaGen's election under a 9% convertible note.

(7) Includes 153,061 shares of common stock issuable at DynaGen's election under a 9% convertible note.

(8) Includes 13,805,153 shares of common stock subject to options, warrants, or convertible notes exercisable by June 4, 2000.

PREFERRED STOCK:
----------------

                                                                  NUMBER OF SHARES                PERCENT
                                                                    BENEFICIALLY            OF PREFERRED STOCK
                  NAME OF BENEFICIAL OWNER                            OWNED (1)               OUTSTANDING (2)
                  ------------------------                            ---------               ---------------
     Generic Distributors Limited Partnership
          1611 Olive Street                                          12,000 (3)                    24.5%
          Monroe, LA 71201

     The Endeavor Capital Fund S.A.
          c/o Endeavor Management                                     8,901 (4)                    18.2%
          14/14 Divrei Chaim Street
          Jerusalem, 94479 Israel

     Kenilworth LLC
          c/o Thomason Kernaghan                                     15,133 (5)                    30.9%
          365 Bay Street, 10th Floor
          Toronto, Ont. M5H 2V2

     Finova Mezzanine Capital, Inc.
          500 Church Street, Suite 200                                6,667 (6)                    13.6%
          Nashville, TN 37216

     Argosy Investment
          950 West Valley Road                                        3,333 (7)                     6.8%
          Wayne, PA 19087

---------------------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated, each person possesses sole voting and investment power with respect to all of the shares of common stock owned by such person, subject to community property laws where applicable.

(2) Based on 49,034 shares of voting preferred stock outstanding as of April 4, 2000, including Series B Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock and Series L Preferred Stock.

(3) Consists of 10,500 shares of Series E Preferred Stock and 1,500 shares of Series F Preferred Stock.

(4) Consists of 401 shares of Series I Preferred Stock and 8,500 shares of Series K Preferred Stock.

(5) Consists of 5,133 shares of Series J Preferred Stock and 10,000 shares of Series K Preferred Stock.

(6)    Consists of 6,667 shares of Series L Preferred Stock.

(7)    Consists of 3,333 shares of Series L Preferred Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       In fiscal 1998, certain officers and their family members, including Dhananjay G. Wadekar, our Executive Vice President, loaned DynaGen the aggregate sum of $295,000. In fiscal 1998, DynaGen issued 1,893,333 shares of common stock to the individuals in consideration for the cancellation of this debt.

       In fiscal 1998, Carolyn Cusick, the spouse of C. Robert Cusick, DynaGen's President and Chief Executive Officer, loaned us $150,000 at 15% interest. In connection with this transaction, we issued Ms. Cusick a warrant to purchase up to 37,500 shares of common stock at an exercise price of $.40 per share.

       We are party to a consulting agreement for corporate development and financial planning with Steven Georgiev, a former director. We accrued $90,000 towards these consulting fees during fiscal 1998, but did not pay Mr. Georgiev any of this accrued amount. In February 1999, the board of directors voted to issue shares of common stock to Mr. Georgiev having an aggregate market value equal to the amounts accrued to date pursuant to his consulting agreement. In addition, to cover fees under the consulting agreement accruing in 1999, the board granted Mr. Georgiev a five-year option to purchase up to 200,000 shares of common stock at a purchase price of $0.01 per share. This option was exercisable for one-sixth the number of shares as of the date of grant and vested in equal monthly installments through calendar year 1999 with respect to the remaining shares, provided that Mr. Georgiev continued to serve as a director and to perform services under the consulting agreement.

       In February 1999, we granted to each of our directors five-year options to purchase an aggregate of 1,035,000 shares of the BioTrack common stock owned by us, in consideration of cash advances, deferment of expense reimbursement, and the extraordinary management and consulting services that the board was called upon to perform on behalf of DynaGen. The options were exercisable at a purchase price per share of $.50. The options were cancelled.

       In May 1998, we entered into a consulting agreement with C. Robert Cusick, the Chairman of the Board and our Chief Executive Officer, pursuant to which we agreed to pay him $75,000 a year in consulting fees. In February 1999, the board of directors increased the annual consulting fees under the agreement to $148,000, payable solely in options to purchase common stock. In February 1999, the board of directors voted to grant Mr. Cusick two non-qualified stock options. The first option was to purchase up to 300,000 shares of common stock, in place of the consulting fees accrued by Mr. Cusick in 1998, and the second option was to purchase up to 600,000 shares of common stock, in place of the consulting fees accrued by Mr. Cusick in 1999. Both options are exercisable at a purchase price per share of $.01 and expire in February 2004.

       In November 1998, the board of directors discussed and approved raising Mr. Wadekar's salary by $72,000. In February 1999, the board of directors agreed that instead of raising Mr. Wadekar's salary in cash, the company would grant him an option to purchase 400,000 shares of common stock at a purchase price of $.01 per share. The option vests monthly over fiscal 1999 and expires in February 2004.

       In February 1999, the board granted a non-qualified stock option to purchase 4,100,000 shares to Mr. Cusick, a non-qualified stock option to purchase 4,600,000 shares to Mr. Wadekar and a non-qualified stock option to purchase 450,000 shares to Mr. Schneider. All options were granted at a purchase price of $.25 per share and vested in three equal installments in September 1999, January 2000 and April 2000.

       In May 1999, before they agreed to join the board of directors, each of Messrs. Silverman and Klint purchased 9% subordinated Convertible Debentures each having a principal amount of $25,000 and $50,000 respectively. The debentures are convertible into a number of shares of common stock equal to a certain percentage of our issued and outstanding common stock on the date of conversion. The debentures are due and payable on May 8, 2000.

            INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

       No person who has been a director or executive officer since January 1, 1999, has any interest in the adoption of any of the proposals submitted to the stockholders except for Proposal No. 1 relating to the election of directors and except that the additional shares of common stock proposed to be authorized by Proposal No. 2 might be necessary to satisfy our obligations under certain stock options granted to the directors and executive officers.

                              STOCKHOLDER PROPOSALS

       It is contemplated that the next annual meeting of stockholders will be held on or about May 10, 2001. Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at the next annual meeting of stockholders must be received at our principal executive offices not later than December 30, 2000. In addition, Section 3 of our by-laws requires that a stockholder who wishes to propose an item of business for consideration at the annual meeting must give us written notice of such item of business not less than 60 days nor more than 90 days before the date for such meeting describing any proposal to be brought before such meeting. The procedural requirements are fully set forth in Section 3 of our bylaws. In order to avoid controversy as to the date on which we received a proposal, we suggest that stockholders desiring to submit proposals do so by Certified Mail, Return Receipt Requested.

                              INDEPENDENT AUDITORS

       The board of directors has selected the firm of Wolf & Company, P.C., independent certified public accountants, to serve as independent auditors for the fiscal year ending December 31, 2000. Wolf & Company, P.C. has acted as our auditors commencing with the period ending June 30, 1989. We expect that a member of Wolf & Company, P.C. will be present at the meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq Stock Market. Officers, directors and greater-than-ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with all Section 16(a) forms they file.

       Based solely on its review of the copies of such forms received by it, we believe that during fiscal 1999 all of its officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements except that each of Messrs. Wadekar and Cusick reported the sale of stock, which they had pledged to secure the obligations of DynaGen, by the pledgee on Form 5 instead of timely on Form 4.

                            EXPENSES AND SOLICITATION

       We will bear the cost of solicitation of proxies, and in addition to soliciting stockholders by mail through its regular employees, we may request banks and brokers to solicit their customers who have stock of DynaGen registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Also, we may retain a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph, following the original solicitation.

                                  MISCELLANEOUS

       The board of directors does not intend to present to the annual meeting any business other than the proposals listed herein, and the board was not aware, a reasonable time before mailing this proxy statement to the stockholders, of any other business which may be properly presented for action at the annual meeting. If any other business should come before the annual meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgement.

                              AVAILABLE INFORMATION

       Stockholders of record on April 13, 2000 will receive a proxy statement and our annual report to stockholders, which contains detailed financial information about us. The annual report to stockholders is not incorporated herein and is not deemed a part of this proxy statement. We will mail, without charge, a copy of our Annual Report on Form 10-KSB (excluding exhibits) to any stockholder solicited hereby who requests it in writing. Please submit any such written request to: Shareholder Relations, DynaGen, Inc., 1000 Winter Street, Suite 2700, Waltham, Massachusetts 02451.

                                    EXHIBIT A

            TEXT OF PROPOSED AMENDMENT - INCREASE IN AUTHORIZED CAPITAL

RESOLVED:   That the certificate of incorporation of the Company be amended by deleting the first paragraph of Paragraph 4 thereunder and inserting in its place the following paragraph:

            4. The total number of shares of stock which the corporation shall have authority to issue is 135,000,000 shares, consisting of 125,000,000 shares of common stock, having a par value of $0.01 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, having a par value of $0.01 per share (the "Preferred Stock").

                                    EXHIBIT B

              TEXT OF PROPOSED AMENDMENT - CHANGE OF CORPORATE NAME

RESOLVED:   That the certificate of incorporation of the Company be amended by deleting Paragraph 1 thereunder and inserting in its place the following paragraph:

            1.  The name of the corporation is Able Laboratories, Inc.

                                  DYNAGEN, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 31, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                OF DYNAGEN, INC.

      The undersigned stockholder of DynaGen, Inc., revoking all prior proxies, hereby appoints Dhananjay G. Wadekar and C. Robert Cusick, or each of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of DynaGen which the undersigned is entitled to vote at the 2000 annual meeting of stockholders to be held at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, MA 02109 on May 31, 2000, beginning at 10:00 a.m. local time and at any adjournments thereof, upon matters set forth in the notice of annual meeting dated April 29, 2000 and the related proxy statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

      The undersigned hereby acknowledges receipt of a copy of the accompanying notice of annual meeting of stockholders and of the proxy statement relating thereto, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

      When properly executed, this proxy will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted for proposals 1 through 3, and in the discretion of the persons named as proxies as to such other matters as may properly come before the meeting.

1.    To elect a board of directors.

      FOR all nominees listed below:      WITHHOLD AUTHORITY to         FOR all
                                          vote for all nominees:        except:
      NOMINEES:
      C. Robert Cusick
      James Klint
      F. Howard Schneider
      Harry Silverman
      Dhananjay G. Wadekar

      INSTRUCTIONS:
      To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee(s).

2. To approve an amendment to DynaGen's certificate of incorporation to increase the number of authorized shares of Common Stock, $.01 par value per share, from 75,000,000 to 125,000,000 shares.

           FOR                       AGAINST                            ABSTAIN

3. To approve an amendment to DynaGen's certificate of incorporation to change the name of the company to Able Laboratories, Inc.

           FOR                       AGAINST                            ABSTAIN

4.    To transact such other business as may properly come before the meeting.

           FOR                       AGAINST                            ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSAL SET FORTH ABOVE, WILL BE VOTED FOR SUCH PROPOSAL.

DATED:  __________, 2000          Signature of Stockholder(s):
                                                              ----------------
                                  Print Name:
                                             ---------------------------------

Mark here if you plan to attend the meeting:

Mark here if your address has changed:

                                  New address:
                                              --------------------------------

                                              --------------------------------

      Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States. PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK CERTIFICATE. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.